SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) January 8, 1998

                         MoneyGram Payment Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-14350                                          84-1327808
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

7401 West Mansfield, Lakewood, Colorado                    80235
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (303) 716-6800
                                                       --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7 Financial Statements, Pro Form Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired

            Attached hereto and made a part hereof are the financial statements, as of December 31, 1996, of Mid-America Money Order Company, the business acquired on January 8, 1998 by Registrant as set forth at
            Item 2 of Registrant's Current Report of Form 8-K dated January 21, 1998.

      (b)   Pro Form Financial Information

            Attached hereto and made a part hereof are the pro form financial statements as of December 31, 1996 and September 30, 1997 for the Registrant and the business acquired on January 8, 1998 by Registrant as set forth at Item 2 of Registrant's Current Report of Form 8-K dated January 21, 1998.

      (c)   Exhibits

            None

The Board of Directors
Mid-America Money Order Company

We have audited the accompanying statement of assets and liabilities of the acquired business of Mid-America Money Order Company (a wholly owned subsidiary of Mid-America Bancorp) as of December 31, 1996, and the related statements of income and expenses, stockholder's equity and cash flows of the acquired business for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the acquired business of Mid-America Money Order Company as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

December 23, 1997
Louisville, Kentucky                                   /s/ KPMG Peat Marwick LLP

                         MID-AMERICA MONEY ORDER COMPANY
          Statement of Assets and Liabilities Of The Acquired Business

In thousands                                        September 30    December 31
                                                    ------------    -----------
                                                        1997            1996
                                                    ------------    -----------
Assets                                              (unaudited)

Cash and cash equivalents                             $22,809          $ 5,346
Receivables                                             5,935            6,431
Inventory                                                  96              201
Securities held to maturity                            13,026           31,962
Furniture and equipment, net                              669              912
Accrued interest receivable and other assets              409              207
                                                      -------          -------
      Total assets                                    $42,944          $45,059
                                                      =======          =======

Liabilities and Stockholder's Equity

Money orders outstanding                              $33,877          $35,983
Accounts payable, accrued expenses,
  and other liabilities                                    88              722
                                                      -------          -------

      Total liabilities                               $33,965          $36,705
                                                      -------          -------
Stockholder's equity:
   Common stock, without par value.  Authorized
     1,000 shares; issued and outstanding 100
     shares                                               500              500
   Additional paid-in capital                           4,817            4,817
   Retained  earnings                                   3,662            3,037
                                                      -------          -------
      Total stockholder's equity                        8,979            8,354
                                                      -------          -------
      Total liabilities and stockholder's
        equity                                        $42,944          $45,059
                                                      =======          =======

                 See accompanying notes to financial statements

                         MID-AMERICA MONEY ORDER COMPANY
                     Statement of Income and Expenses of the
                                Acquired Business

                                                                    Year Ended
                                                                    December 31,
In thousands                                                           1996
                                                                   ------------
Revenues:
            Money order fees                                          $3,649
            Interest income                                            2,235
            Gain on sale of agent base                                 1,797
            Miscellaneous income                                          77
                                                                      ------

                         Total revenue                                 7,758
                                                                      ------

Expenses:
            Salaries and employee benefits                               912
            Rebates to agents                                            122
            Occupancy expense                                            111
            Depreciation expense                                         693
            Equipment maintenance and repairs                            569
            Telephone expense                                            187
            Supplies and printing                                        428
            Courier and postage expense                                  144
            Management fees                                              371
            Data processing                                              601
            Professional fees                                             57
            Marketing expense                                             38
            Taxes and licenses                                           100
            Provision for money order losses                             219
            Other expenses                                                36
                                                                      ------

                         Total expenses                                4,588
                                                                      ------
Income before income taxes                                             3,170
Income tax expense                                                     1,204
                                                                      ------
Net Income                                                            $1,966
                                                                      ======

                 See accompanying notes to financial statements

                         MID-AMERICA MONEY ORDER COMPANY
                    Statements of Income and Expenses of the
                                Acquired Business

                                                                  Nine Months
                                                              Ended September 30
                                                                  (unaudited)
                                                             -------------------
In thousands                                                   1997        1996
                                                             -------------------
Revenues:

            Money order fees                                 $ 1,844      $2,818
            Interest income                                    1,429       1,683
            Gain on sale of agent base                            --       1,797
            Miscellaneous income                                  12          63
                                                             -------------------

                         Total revenue                         3,285       6,361
                                                             -------------------

Expenses:
            Salaries and employee benefits                       636         709
            Rebates to agents                                      7         127
            Occupancy expense                                     78          85
            Depreciation expense                                 267         556
            Equipment maintenance and repairs                    316         438
            Telephone expense                                     94         151
            Supplies and printing                                229         322
            Courier and postage expense                           43         114
            Management fees                                      186         282
            Data processing                                      362         439
            Professional fees                                     16          46
            Marketing expense                                      1          29
            Taxes and licenses                                    37          59
            Provision for money order losses                    (101)        212
            Other expenses                                        29          38
                                                             -------------------

                         Total expenses                        2,200       3,607
                                                             -------------------

Income before income taxes                                     1,085       2,754
Income tax expense                                               460       1,045
                                                             -------------------

Net Income                                                   $   625     $ 1,709
                                                             ===================

                 See accompanying notes to financial statements

                         MID-AMERICA MONEY ORDER COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                             OF THE AQUIRED BUSINESS

      Year ended December 31, 1996 and Nine Months Ended September 30, 1997
                                   (unaudited)

                                  Common     Additional      Retained    Total
                                   Stock   Paid-in Capital   Earnings
                                  ------   ---------------   --------    -----

Balance, December 31, 1995         $500        $4,817         $1,071    $6,388

Net Income                          --           --            1,966     1,966
                                   ----        ------         ------    ------
Balance, December 31, 1996          500         4,817          3,037     8,354

Net Income                          --           --              625       625
                                   ----        ------         ------    ------
Balance, September 30,1997         $500        $4,817         $3,662    $8,979
                                   ====        ======         ======    ======

                 See accompanying notes to financial statements.

                         MID AMERICA MONEY ORDER COMPANY
                Statement of Cash Flows of The Acquired Business

                                                                 Year Ended
In Thousands                                                     December 31
                                                                     1996
                                                                -------------
Cash flows from operating activities:
   Net income                                                        1,966
   Adjustments to reconcile net income
   to net cash used in operating activities:
       Depreciation and amortization, and
             accretion, net                                            693
       Gain on sale of agent base                                   (1,797)
       Provision for money order losses                                219
       (Increase) decrease in receivables                           14,230
       (Increase) decrease in inventory                                 10
       (Increase) decrease in accrued interest
             receivable and other assets                                36
       Increase (decrease) in money orders outstanding             (19,388)
       Increase (decrease) in accounts payable, accrued
             expenses, and other liabilities                           145
                                                                   -------

                          Net cash used in operating
                          activities                                (3,886)
                                                                   -------

Cash flows from investing activities:
   Purchases of securities held to maturity                        (18,932)
   Proceeds from maturities of securities held
             to maturity                                            24,725
   Purchases of furniture and equipment                               (347)
   Proceeds from sale of agent base                                  2,532
                                                                   -------

                          Net cash provided by
                          investing activities                       7,978
                                                                   -------

Net increase in cash and cash equivalents                            4,092
Cash and cash equivalents, beginning of the year                     1,254
                                                                   -------
Cash and cash equivalents, end of the year                           5,346
                                                                   =======

                        See accompanying notes to financial statements

                         MID AMERICA MONEY ORDER COMPANY
                Statements of Cash Flows of The Acquired Business

                                                                Nine months ended
In Thousands                                                       September 30
                                                           --------------------------
                                                               1997          1996
                                                           -----------    -----------
                                                           (unaudited)    (unaudited)
Cash flows from operating activities:
   Net income                                               $    625     $  1,709
   Adjustments to reconcile net income
   to net cash provided by (used in) operating activities:      --           --
       Depreciation and amortization, and
             accretion, net                                      267          556
       Gain on sale of agent base                               --         (1,797)
       Provision for money order losses                         (101)         212
       (Increase) decrease in receivables                        597       14,674
       (Increase) decrease in inventory                          105           49
       (Increase) decrease in accrued interest
             receivable and other assets                        (202)        (120)
       (Increase) decrease in money orders outstanding        (2,106)     (15,402)
       Increase (decrease) in accounts payable, accrued
             expenses, and other liabilities                    (634)         660
                                                            --------     --------
                          Net cash provided by (used in)
                          operating activities              $ (1,449)    $    541
                                                            --------     --------
Cash flows from investing activities:
   Purchases of securities held to maturity                   (5,028)        --
   Proceeds from maturities of securities held
             to maturity                                      24,000       23,725
   Purchases of furniture and equipment                          (60)        (285)
   Proceeds from sale of agent base                             --          2,532
                                                            --------     --------
                          Net cash provided by
                          investing activities              $ 18,912     $ 25,972
                                                            --------     --------

Net increase in cash and cash equivalents                     17,463       26,513
Cash and cash equivalents, beginning of the period             5,346        1,254
                                                            --------     --------
Cash and cash equivalents, end of the period                $ 22,809     $ 27,767
                                                            ========     ========

                 See accompanying notes to financial statements

                         MID-AMERICA MONEY ORDER COMPANY
                          Notes to Financial Statements

(1) Basis of Presentation

The accompanying financial statements present the assets and liabilities acquired and the income and expenses of the money order and combination money order and gift certificate business that was acquired by MoneyGram Payment Systems, Inc. (Buyer), effective January 8, 1998 pursuant to the Asset Purchase Agreement (the Agreement).

The assets and liabilities of the money order and combination money order and gift certificate business as presented in the accompanying balance sheets include allocated balances at December 31, 1996 and September 30, 1997. This portion of the business has never operated as a separate business but rather as an integral part of the entire money order and mall gift certificate business.

The income and expenses of the acquired money order and combination money order and gift certificate business are allocated based on estimates and assumptions as if the acquired business had been operated on a stand-alone basis during the periods presented.

The applicable financial statement allocations were based primarily on outstanding balances or number of agents. Management believes these allocations were made on a reasonable basis, however, there can be no assurance that such allocations will be indicative of future results of operations.

(2) Summary of Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            (a)   Business

                  Mid-America Money Order Company (the Company), a wholly-owned subsidiary of Mid-America Bancorp (Bancorp), Louisville, Kentucky, is engaged nationally in the issuance and sale of retail money orders having a face value of not more than $2,000. The Company is currently licensed to market money orders and gift certificates throughout The United States.

            (b)   Cash and Cash Equivalents

                  For purposes of reporting cash flows, cash and cash equivalents include amounts due from banks.

            (C)   Inventory

                  Inventory consists of money order forms and certain related supplies. Inventory is stated at the lower of cost or market utilizing the first-in, first-out method.

            (d)   Securities

                  Debt securities intended to be held until maturity are classified as securities held to maturity and carried at amortized historical cost. Securities to be held for indefinite periods of time and not intended to be held to maturity are classified as securities available for sale and carried at fair value with unrealized gains or losses, net of tax effects, reflected in shareholder's equity. The Company did not have any securities available for sale at December 31, 1996 and September 30, 1997. Amortization of premiums and accretion of discounts are recorded on the interest method. The specific identification method is used in determining gains and losses on the sale of securities.

            (e)   Furniture and Equipment

                  Furniture and equipment are carried at cost less accumulated depreciation. Depreciation is computed by the straight-line method over the estimated useful lives of the assets.

            (f)   Income Taxes

                  The Company's results of operations are included in the consolidated federal income tax return of Mid-America Bancorp. Federal income taxes are computed as if the Company were filing separately at its maximum federal tax rate. State income taxes are computed on a separate return basis.

                  The Company utilizes the asset and liability method of accounting for income taxes. The amounts provided for income taxes are based upon the amounts of current and deferred taxes payable or refundable at the date of the financial statements as measured by the provisions of enacted laws and tax rates.

(3) Securities

The amortized cost and market value of securities held to maturity at September 30, 1997 (unaudited) and December 31,1996 and gross unrealized gains and losses follow:

               In thousands                          September 30, 1997
                                                     ------------------
                                                        (unaudited)

                                                         Unrealized
                                           Amortized     ----------      Market
                                             Cost     Gains    Losses     Value
                                             ----     -----    ------     -----

               U.S. Treasury securities    $10,030    $ 82       $--     $10,112
               U.S. Government agency
                    securities               2,996      70        --       3,066
                                                                 ----    -------
                                           $13,026    $152       $--     $13,178
                                           =======    ====       ====    =======

               In thousands                          December 31, 1996
                                                     -----------------
                                                         Unrealized
                                           Amortized     ----------      Market
                                             Cost     Gains    Losses     Value
                                             ----     -----    ------     -----

               U.S. Treasury securities    $14,030    $106       $--     $14,136
               U.S. Government agency
                    securities              17,932     103          7     18,028
                                                                         -------
                                           $31,962    $209       $  7    $32,164
                                           =======    ====       ====    =======

A summary of securities held to maturity at December 31, 1996 based on contractual maturities is presented below.

                                                       Amortized    Market
        In thousands                                     Cost       Value
                                                       ---------    ------

               Due within one year                      $28,967    $29,040
               Due after one year through five years      2,995      3,124
                                                        -------    -------
                                                        $31,962    $32,164
                                                        =======    =======

Securities with a market value of $10,264,000 at December 31, 1996 were pledged primarily to fulfill bonding requirement with certain states.

(4) Receivables

Receivables primarily consist of amounts due from agents of the Company. The Company maintains an allowance for uncollectable accounts, which is adjusted periodically based on a review of the aged receivables. Receivables are charged against the allowance when determined to be uncollectable. Normally, receivables which are 90 days or more past due are determined to be uncollectable unless payment arrangements have been made and payments are being received. The allowance for uncollectable accounts included in receivables was $185,000 and $90,000 at December 31, 1996 and September 30, 1997 (unaudited) respectively.

(5) Furniture and Equipment

A summary of furniture and equipment at September 30, 1997(unaudited) and December 31, 1996 is as follows:

                                                       September 30  December 31
In thousands                                              1997           1996
                                                       (unaudited)
Furniture and equipment                                  $3,220         $3,603
Less accumulated depreciation                             2,561          2,691
                                                         ------         ------
                                                         $  659         $  912
                                                         ======         ======

(6) Income Taxes

Income tax expense (benefit) consists of the following:

                                              Nine Months Ended   Year Ended
                                                September 30      December 31
      In thousands                             1997       1996       1996
                                           (unaudited)
                                           ----------------------------------
           Federal:
             Current                          $  300    $ 1,015     $ 1,155
             Deferred                             25       (135)       (141)
           State                                 135        165         190
                                           ----------------------------------
                                              $  460    $ 1,045     $ 1,204
                                           ==================================

Income tax expense differs from the Federal statutory rate of 34% due primarily to state income taxes, net of Federal tax benefits.

Deferred income taxes result primarily from provisions for money order losses and differences in depreciation methods used for financial and income tax reporting purposes. A net deferred tax liability of approximately $35,000 and $10,000, respectively, is included in the accompanying statements of assets and liabilities of the acquired business at September 30, 1997 (unaudited) and December 31, 1996.

(7) Related Party Transactions

The Company is a related party of Mid-America Bank of Louisville and Trust Company, Mid-America Bank, FSB, and Mid-America Data Processing Company, Inc., collectively, the "Affiliates," by virtue of common ownership.

The amounts due from and revenues (expenses) related to the affiliates were as follows:

                      In thousands                         1996
                                                         --------

                      At December 31
                      Cash and cash equivalents          $5,346

                      For the years ended December 31
                      Income from fees                       16
                      Interest income                     1,386
                      Miscellaneous income                   77
                      Occupancy expense                     111
                      Management and data processing        972

(8) Sale of Western Union "Program Agents"

In July 1996, Western Union Financial Services, Inc. exercised its contractual option, under a Money Order Program Agreement entered into between the parties in 1991, to purchase from the Company that part of the money order business defined as "Program Agents". Under the Program Agreement, Western Union agents contracted with the Company to issue the Company's money orders bearing the Western Union name and mark. The Company was paid $2,532,000 for the "Program Agents" and the money order machines used by the agents, which had a net book value of $735,000. The Company recognized a net pre-tax gain of $1,797,000.

                                          PROFORMA BALANCE SHEET

                                                                               September 30, 1997
                                                                -------------------------------------------------
                                                                  MoneyGram        Money Order             Pro-
                                                                   Payment          Business              Forma
                                                                Systems, Inc        Acquired              Total
                                                                ------------        --------              -----
                                                                 (unaudited)       unaudited)          (unaudited)
                           Assets
-------------------------------------------------------
Current Assets
   Cash and cash equivalents                                      $ 47,686            $22,809            $ 70,495

   Securities                                                         --               13,026              13,026
   Agent receivable                                                  4,189              5,935              10,124
   Receivable from IPS                                               5,191               --                 5,191
   Prepaid and other current assets                                  1,070                505               1,575
                                                                -------------------------------------------------
   Total current assets                                             58,133             42,275             100,408

Fixed assets at cost, net of depreciation                           10,201                669              10,870
Deferred tax asset                                                  49,006               --                49,006
Cost of acquiring agent contracts, net of amortization              16,911               --                16,911
Other assets                                                         1,142               --                 1,142
                                                                -------------------------------------------------
Total assets                                                      $135,393            $42,944            $178,337
                                                                =================================================

            Liabilities and Stockholders' Equity
-------------------------------------------------------

 Current Liabilities:
   Liabilities relating to unsettled transactions                 $ 20,690            $33,877            $ 54,567
   Accounts payable and accrued liabilities                          8,912                 88               9,000
   Commissions payable                                               7,069               --                 7,069
                                                                -------------------------------------------------
   Total current liabilities                                        36,671             33,965              70,636

Stockholders' Equity
   Common stock                                                        166                500                 666
   Additional paid-in-capital                                       85,089              4,817              89,906
   Retained earnings/(accumulated deficit)                          13,467              3,662              17,129
                                                                -------------------------------------------------
   Total stockholders' equity                                       98,722              8,979             107,701
                                                                -------------------------------------------------
Total liabilities and stockholders' equity                        $135,393            $42,944            $178,337
                                                                =================================================

                        PROFORMA STATEMENT OF OPERATIONS

                                                                               September 30, 1997
                                                                -------------------------------------------------
                                                                  MoneyGram        Money Order            Pro-
                                                                   Payment          Business             Forma
                                                                Systems, Inc        Acquired             Total
                                                                ------------        --------             -----
                                                                 (unaudited)       (unaudited)        (unaudited)
Revenues:
  Fee Revenue: net of refunds                                    $ 85,603           $ 1,856            $ 87,459
  Foreign exchange                                                 21,585                --              21,585
  Interest income                                                      --             1,429               1,429
                                                                -------------------------------------------------
   Total revenues                                                 107,188             3,285             110,473

Expenses:
  Agent commissions and amortization of agent
    contract acquisition costs (including rebate costs)            35,717                 7              35,724
  Processing costs/management fees                                 18,754               186              18,940
  Advertising and promotion                                        20,639            20,639
  Selling and service                                               8,574             8,574
  General and administrative                                        8,140             2,007              10,147
                                                                -------------------------------------------------
   Total expenses                                                  91,824             2,200              94,024


Income before income taxes                                         15,364             1,085              16,449

Income tax expense                                                  6,072               460               6,532
                                                                -------------------------------------------------
Net income (loss)                                                $  9,292           $   625            $  9,917
                                                                =================================================

                             PROFORMA BALANCE SHEET

                                                                                December 31, 1996
                                                             ----------------------------------------------
                                                               MoneyGram        Money Order            Pro-
                                                                Payment          Business             Forma
                                                             Systems, Inc        Acquired             Total
                                                             ------------        --------             -----
                           Assets
------------------------------------------------------
Current Assets
   Cash and cash equivalents                                    $ 17,996          $  1,526          $ 19,522
   Assets restricted to money transfer, money order
        and gift certificate transactions                         11,287            35,983            47,270
   Agent receivable                                                  587             6,431             7,018
   Receivable from IPS                                             3,659              --               3,659
   Prepaid and other current assets                                  648               207               855
                                                             ----------------------------------------------
   Total current assets                                           34,177            44,147            78,324
Fixed assets at cost, net of depreciation                          9,127               912            10,039
Deferred tax asset                                                52,250              --              52,250
Cost of acquiring agent contracts, net of amortization            18,175              --              18,175
                                                             ----------------------------------------------
Total assets                                                    $113,729          $ 45,059          $158,788
                                                             ===============================================

            Liabilities and Stockholders' Equity
------------------------------------------------------

 Current Liabilities:
   Liabilities relating to unsettled transactions               $ 11,287          $ 35,983          $ 47,270
   Accounts payable and accrued liabilities                        5,726               722             6,448
   Commissions payable                                             7,286              --               7,286
                                                             ----------------------------------------------
   Total current liabilities                                      24,299            36,705            61,004
Stockholders' Equity
   Common stock                                                      166               500               666
   Additional paid-in-capital                                     85,089             4,817            89,906
   Retained earnings/(accumulated deficit)                         4,175             3,037             7,212
                                                             ----------------------------------------------
   Total stockholders' equity                                     89,430             8,354            97,784
                                                             ----------------------------------------------
Total liabilities and stockholders' equity                      $113,729          $ 45,059          $158,788
                                                             ===============================================

                        PROFORMA STATEMENT OF OPERATIONS

                                                                            December 31, 1996
                                                             ----------------------------------------------
                                                               MoneyGram        Money Order            Pro-
                                                                Payment          Business             Forma
                                                             Systems, Inc        Acquired             Total
                                                             ------------        --------             -----
Revenues:
  Fee Revenue: net of refunds                                  $108,578          $3,726          $112,304
  Foreign exchange                                               29,141            --              29,141
  Gain  on sale of money order agent base                          --             1,797             1,797
  Interest Income                                                  --             2,235             2,235
                                                             ----------------------------------------------
   Total revenues                                               137,719           7,758           145,477

Expenses:
  Agent commissions and amortization of agent
    contract acquisition costs (including rebate costs)          44,255             122            44,377
  Processing costs/management fees                               24,941             371            25,312
  Advertising and promotion                                      29,113            --              29,113
  Selling and service                                            10,582            --              10,582
  General and administrative                                      5,152           4,095             9,247
                                                             ----------------------------------------------
   Total expenses                                               114,043           4,588           118,631

Income before income taxes                                       23,676           3,170            26,846
Income tax expense                                                9,045           1,204            10,249
                                                             ----------------------------------------------
Net income (loss)                                              $ 14,631          $1,966          $ 16,597
                                                             ==============================================

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                           MoneyGram Payment Systems, Inc.
                           (Registrant)


                           By: /s/ John M. Fowler
                               ------------------
                               John M. Fowler
                               Executive Vice President,
                               Chief Financial Officer (Principal
                               Financial and Accounting Officer) and Treasurer March 9, 1998